[conformed copy]



                    ADELPHIA COMMUNICATIONS CORPORATION

                             3,000,000 Shares

                           Class A Common Stock
                             ($.01 par value)

                          UNDERWRITING AGREEMENT

                                                         New York, New York

                              January 7, 1994


Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

        Adelphia Communications Corporation, a Delaware corporation (the "Company"), proposes to sell to Salomon Brothers Inc (the "Underwriter") 3,000,000 shares of Class A Common Stock, $.01 par value ("Common Stock"), of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriter an option to purchase up to 300,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

        The Company also proposes to sell, pursuant to a separate purchase agreement, 5,832,604 shares of Common Stock to certain members of the Rigas family (and/or related persons). Such shares will be registered under the Securities Act of 1933, as amended (the "Act") pursuant to the Registration Statement and Prospectus (each as defined below). In connection with the sale by the Company of such shares of Common Stock to such persons, Salomon Brothers Inc proposes, pursuant to separate agreements, to make margin loans to such persons that are to be secured by such shares of Common Stock. The Company has agreed, pursuant to a Registration Agreement (the "Registration Agreement"), dated January 7, 1994 between the Company and Salomon Brothers Inc, to maintain in effect a registration statement relating to the shares of Common Stock that are pledged as security for the margin loans. The Registration Statement (as defined below) will also cover the resale of such pledged shares by Salomon Brothers Inc, as pledgee, or by such persons.

        1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Underwriter as set forth below in this Section 1. Certain capitalized terms used in this Section 1 but not otherwise defined shall have the meanings given to them in paragraph (n) of this Section 1.

             (a) The Company meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 33-52630) on such Form, including a related preliminary prospectus, for registration under the Act, of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which complies in all material respects with the Act and the rules and regulations promulgated thereunder, and each of which has previously been furnished to the Underwriter. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final Prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final Prospectus, or such final Prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriter prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised the Underwriter, prior to the Execution Time, will be included or made therein. In addition, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1).

             (b)  On the Effective Date, the Registration
        Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) under the Act and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules and regulations promulgated thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date the Prospectus, if not filed pursuant to Rule 424(b), will not or did not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

             (c) Each of the Company and its Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own, lease and operate the properties material to the business of the Company and its Subsidiaries and the Partnerships taken as a whole and to conduct its business (which business is completely and accurately described in all respects material to the Company, its Subsidiaries and the Partnerships taken as a whole in the Registration Statement and the Prospectus) and is duly qualified and authorized to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or authorization and where the failure to be so qualified could have a materially adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole.

             (d) Each of the Partnerships has been duly formed and is validly existing as a partnership under the laws of its jurisdiction of organization, with full power and authority to own, lease and operate the properties material to the business of the Company and its Subsidiaries and the Partnerships taken as a whole and to conduct its business (which business is completely and accurately described in all respects material to the Company, its Subsidiaries and the Partnerships taken as a whole in the Registration Statement and the Prospectus); all necessary filings with respect to the formation of the Partnerships as partnerships under such laws have been made and all of the statements in the certificates of partnership of the Partnerships are true and correct in all material respects; each of the Partnerships is duly qualified or registered to do business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or registration and where the failure to be so qualified would have a materially adverse effect on the business, assets, properties, or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole.

             (e) The Company has full corporate power and authority and has taken all corporate actions necessary to authorize it to enter into and to perform its obligations under this Agreement and the Registration Agreement and to consummate the transactions contemplated hereby and thereby and to consummate the transactions described in the Prospectus under "Use of Proceeds"; the execution, delivery and performance by the Company of this Agreement and the Registration Agreement has been duly authorized by all requisite corporate action; each of this Agreement and the Registration Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as (A) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (whether general or specific), or similar laws affecting the enforcement of creditors' rights and remedies generally, (B) the remedy of specific performance and other remedies or forms of relief may be limited by equitable defenses and the discretion of the court before which a proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), and (C) rights to indemnification may be limited by the laws of any governmental authority or agency thereof, or by public policy.

             (f) The execution, delivery and performance of this Agreement and the Registration Agreement and the consummation of the transactions contemplated hereby and thereby and the consummation of the transactions described in the Prospectus under "Use of Proceeds" will not (A) contravene the certificate or articles of incorporation or bylaws of the Company or any Subsidiary or the certificates or agreements of partnership of the Partnerships or, except as to the following clauses (B), (C) or (D) in cases in which such contravention would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, (B) contravene any provision of law applicable to the Company or any of its Subsidiaries or any of the Partnerships or (C) contravene any agreement or other instrument (including any franchise agreement, license, permit or other governmental authorization granted by the Federal Communications Commission (the "FCC"), the State of New York Commission on Cable Television, the Massachusetts Community Cablevision Commission, the New Jersey office of Cable Television and Board of Public Utilities, the Vermont Public Service Board or any other governing body having jurisdiction over cable television operations) binding upon the Company or any of its Subsidiaries or any of the Partnerships or (D) contravene any order, judgment or decree of any court or governmental agency or authority; and will not conflict with or result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company or any of its Subsidiaries or any of the Partnerships pursuant to the terms of, or constitute a default under, any franchise agreement, contract, ordinance, easement, license, permit, right of way, resolution or other form of operating authorization granted by governmental authorities, except in cases in which such conflict, creation, imposition or default would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole.

             (g) Prior to the Closing Date, the Company, the Subsidiaries and the Partnerships will (A) have obtained, except in cases in which the failure to do so would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, all licenses, consents, approvals, authorizations, permits, franchises and other agreements (including, without limitation, all governmental authorizations (including, without limitation, those of the Commission and, to the Company's knowledge based solely on information supplied to it by the Underwriter and its counsel, of any state securities agency or other regulatory body having jurisdiction where the Securities will be offered for sale)) as are necessary to be obtained by the Company in connection with (1) the execution and delivery of this Agreement and the Registration Agreement, (2) the consummation of any of the transactions contemplated hereby and thereby, (3) the consummation of the transactions described in the Prospectus under "Use of Proceeds" or (4) the conduct of their respective businesses, each of which will, on the Closing Date, be in full force and effect and (B) have filed, except in cases in which the failure to do so would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, all notices, registrations, declarations and other filings with, any lender, regulatory body, administrative agency, governmental body or other public authority (including, without limitation, those with the Commission and, to the Company's knowledge based solely on information supplied to it by the Underwriter and its counsel, of any state securities agency or other regulatory body having jurisdiction where the Securities will be offered for sale) required on or prior to the Closing Date to be filed by the Company, any Subsidiary or any Partnership in connection with (1) the execution and delivery of this Agreement and the Registration Agreement, (2) the consummation of any of the transactions contemplated hereby or thereby, (3) the consummation of the transactions described in the Prospectus under "Use of Proceeds" or (4) the conduct of their respective businesses (including, without limitation, all governmental authorizations and agreements with public utilities or microwave transmission companies, and pole access and rental agreements); the Company, its Subsidiaries and the Partnerships are on the date hereof, and will be on the Closing Date, in full compliance, except in cases in which the failure to be in compliance would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, with the foregoing licenses, consents, approvals, authorizations, permits, franchises and other agreements, none of which contain any restrictions materially burdensome to the Company, its Subsidiaries and Partnerships taken as a whole.

             (h)  Except as disclosed in the Registration
        Statement, as of the Closing Date there will be no action, claim, suit, proceeding, order or investigation pending, nor, to the best of the Company's knowledge after due inquiry, threatened against the Company, any Subsidiary or any Partnership, or to which the business or any of the properties of the Company, any Subsidiary or any Partnership is subject, before any court or before or by any governmental department, commission, board, bureau, agency or instrumentality, which seeks to restrain, enjoin or prevent consummation of or otherwise challenge this Agreement or the Registration Agreement or any of the transactions contemplated hereby or thereby (including, without limitation, the authorization, issuance, sale and delivery of the Securities) or transactions described in the Prospectus under "Use of Proceeds", or which if finally determined adversely to the Company, any Subsidiary or any Partnership would, individually or in the aggregate, have a material adverse effect on their businesses, assets, properties, operations, prospects or conditions (financial or otherwise) taken as a whole.

             (i)  Except as disclosed in the Registration
        Statement, as of the Closing Date there will have been no material adverse change in the business, operations, assets, properties or prospects, or in the condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole; except as disclosed in the Registration Statement, the Company has not entered into or performed in whole or in part any material transaction or taken any other material action and there is no fact known to the Company which materially and adversely affects, or in the future would materially and adversely affect, the business, prospects, condition, affairs, operations, properties or assets of the Company, its Subsidiaries and Partnerships taken as a whole; or the ability of the Company to perform fully its obligations under this Agreement.

             (j) As of the Closing Date, the Company, its Subsidiaries and the Partnerships taken as a whole will not have any material liabilities, contingent or otherwise, (whether or not such liabilities must be disclosed on a balance sheet), except as disclosed in the Registration Statement.

             (k) Neither the Company nor any Subsidiary nor any Partnership is (1) in the case of the Company or any Subsidiary, in violation of their respective articles or certificates of incorporation or, in the case of a Partnership, in violation of its certificate or agreement of partnership or, except as to the following clauses (2) or (3) in cases in which such violation would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole, (2) in violation of any law, administrative regulation, ordinance, order, judgment or decree of any court or governmental agency, arbitration panel or authority applicable to the Company, any Subsidiary or any Partnership or to any of their respective properties or assets, or (3) in violation of or default under any obligation, agreement, covenant or condition contained in any loan agreement, bond, debenture, mortgage, deed of trust, note or any other evidence of indebtedness or in any indenture or any other agreement, contract or instrument to which the Company, any Subsidiary or any Partnership is a party or by which the Company or any Subsidiary or any Partnership is bound or to which any of their respective properties or assets are bound or subject; no condition or event has, and as of the Closing Date, none will have occurred which, with notice or lapse of time or both, would constitute a default under any such document or instrument or result in the imposition of any penalty or acceleration of any indebtedness, except in cases in which such default, imposition or acceleration would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole and in cases where waivers have been previously obtained.

             (l)  Except as set forth in the Registration
        Statement or on Schedule I attached hereto, (i) the Company owns, directly or through a Subsidiary or Partnership, all of the outstanding shares of capital stock of each of its Subsidiaries; all of such shares have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company or one of its Subsidiaries or Partnerships free and clear of any security interest, claim, lien or other encumbrance; (ii) the general partnership interests in the Partnerships are validly issued and fully paid, are owned by the Company, or a Subsidiary or Partnership free and clear of any security interest, claim, lien or other encumbrance, and constitute the sole general partnership interests in each Partnership; and (iii) there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of the Company or any Subsidiary or any partnership interest in any Partnership.

             (m)  Except as disclosed in the Registration
        Statement, the Company, its Subsidiaries or the Partnerships, as the case may be, have good and marketable title in fee simple to all real property owned thereby which is material to the business of the Company, its Subsidiaries and the Partnerships taken as a whole, subject to no liens, restrictions or encumbrances, or title retention or other similar agreements, devices or arrangements, except such as are not material in the aggregate and will not materially interfere with the business, operations or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole; except as disclosed in the Registration Statement, the Company, its Subsidiaries and the Partnerships enjoy peaceful and undisturbed possession and use under all leases pursuant to which the Company, its Subsidiaries or the Partnerships hold any such real property or tangible personal property which is material to the business of the Company, its Subsidiaries and the Partnerships taken as a whole as described in the Registration Statement, none of which leases contain any provision which materially and adversely affects the business, operations or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole, and all of such leases are valid and subsisting and in full force and effect, except as would not have a material adverse effect on the operations of the Company, its Subsidiaries and the Partnerships taken as a whole.

             (n) The terms which follow, when used in this Agreement, shall have the meanings indicated. "Commission" shall mean the Securities and Exchange Commission of the United States. "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Partnership" shall mean any general or limited partnership in which the Company or any Subsidiary thereof, or any Partnership, holds a general partnership interest, except as set forth in Schedule I attached hereto. "Preliminary Prospectus" shall mean the preliminary prospectus relating to the Securities included in Amendment No. 3 to the Registration Statement, dated December 22, 1993, and any preliminary prospectus relating to the Securities subsequent thereto included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided herein or by Rule 430A. "Rule 415", "Rule 424" and "Rule 43OA" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A (including information provided in the Prospectus filed pursuant to Rule 424(b)). "Subsidiary" means any corporation of which the Company, or any Subsidiary or Partnership, owns, directly or indirectly, more than 50% of the outstanding shares of stock of such corporation entitled to one or more votes to elect the directors, officers or trustees thereof. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

        2. Purchase and Sale. (a) Subject to the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, 3,000,000 shares of Underwritten Securities at a purchase price of $18.00 per share.

        (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Underwriter to purchase up to 300,000 shares of Option Securities at the same purchase price per share as the Underwriter shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriter. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriter to the Company setting forth the number of shares of the Option Securities as to which the Underwriter is exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof.

        3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at offices in New York, New York to be designated by the Underwriter, at 10:00 A.M., New York City time, on January 14, 1994, or such later date (not later than January 21, 1994) as the Underwriter shall designate, which date and time may be postponed by agreement between the Underwriter and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Underwritten Securities and the Option Securities shall be made to the Underwriter for its account against payment by the Underwriter of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Certificates for the Securities shall be registered in such names and in such denominations as the Underwriter may request not less than three full business days in advance of the Closing Date.

        The Company agrees to have the Securities available for inspection, checking and packaging by the Underwriter, or its appointed representatives, in New York, New York, not later than 1:00 P.M. on the business day immediately preceding the Closing Date.

        If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Underwriter, in New York, New York, on the date specified by the Underwriter (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Underwriter shall have requested against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Underwriter on the settlement date for the Option Securities, and the obligation of the Underwriter to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

        4. Offering by the Underwriter. It is understood and agreed that the Underwriter proposes to make a public offering of the Securities on the terms set forth in the Prospectus as soon after the Registration Statement has become effective as in the judgment of the Underwriter is advisable.

        5. Covenants of the Company. The Company agrees with and covenants to the Underwriter as follows:

             (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any subsequent amendment thereto, to become effective as soon as practicable thereafter. Prior to the termination of the offering of the Securities (of which termination the Underwriter will provide the Company prompt written notice), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without the prior consent of the Underwriter, which shall not be unreasonably withheld. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, and any subsequent amendment thereto, shall have become effective; (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b); (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective; (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or the threatening of any proceeding for that purpose; and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

             (b) The Company shall furnish to the Underwriter, at the Company's sole expense, one manually signed copy of the Registration Statement (including all Exhibits and financial statements thereto) and, during such period after the first date of the public offering of the Securities to the date of termination of the offering, as in the opinion of counsel to the Underwriter, the Preliminary Prospectus or the Prospectus is required by law to be delivered in connection with sales by an underwriter or dealer (the "Prospectus Period"), as many copies of the Preliminary Prospectus or the Prospectus and any supplements or amendments thereto as the Underwriter may reasonably request.

             (c) If, at any time during the Prospectus Period, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make any statement therein in the light of the circumstances under which it was made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare such amendment or supplement, provide the Underwriter with complete copies thereof, and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, such amendment or supplement which will correct such statement or omission or effect such compliance.

             (d) As soon as practicable, the Company will make generally available to the holders of the Securities and to the Underwriter an earning statement or statements of the Company, its Subsidiaries and the Partnerships covering the twelve-month period commencing on the Closing Date, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act, or such similar provisions of law as may hereafter be enacted in substitution thereof.

             (e) If, during the Prospectus Period, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Securities may have been sold by the Underwriter and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading and so that the Prospectus will comply with law.

             (f) To cooperate with the Underwriter and counsel to the Underwriter to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection therewith as well as all fees payable in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the underwriter may designate, as well as all fees payable in connection with the review of the offering of the Securities by the National Association of Securities Dealers, Inc.

             (g) To use the proceeds from the sale of the Securities in the manner set forth in the Registration Statement and in the Prospectus under "Use of Proceeds," and in a manner that will not result in the Company becoming an investment company within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

             (h) The Company will not, for a period of 120 days following the Execution Time, without the prior written consent of the Underwriter, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

             (i) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

        6.   Conditions to the Obligation of the Underwriter.
The obligation of the Underwriter to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

             (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter shall, prior to the Execution Time, agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date, or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Act, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule 424(b).

             (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition of the Company, its Subsidiaries and the Partnerships, taken as a whole, from that set forth in the Registration Statement, and the Underwriter shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by an executive officer of the Company and attested to by the Secretary or an Assistant Secretary of the Company, to the foregoing effect. Such certificate will also provide that the representations and warranties of the Company contained herein are true, complete and correct as of the Closing Date. The officer making such certificate may rely upon the best of his knowledge as to proceedings which are threatened.

             (c)  The Company shall have furnished to the
        Underwriter the opinion of Buchanan Ingersoll
        Professional Corporation ("Buchanan Ingersoll") and/or
        Colin Higgin, deputy general counsel to the Company, dated the Closing Date to the effect that:

                           (i) each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease or operate its properties and to conduct its business (in all respects material to the Company, its Subsidiaries and the Partnerships taken as a whole) as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification and where the failure to be so qualified would have a materially adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships, taken as a whole;

                            (ii) each of the Partnerships has been duly formed
                      and is validly existing as a partnership under the laws of its jurisdiction of organization, with full power and authority to own, lease or operate its properties and to conduct its business (in all respects material to the Company, its Subsidiaries and the Partnerships taken as a whole) as described in the Prospectus; each of the Partnerships is duly qualified or registered to do business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or registration and where the failure to be so qualified or registered would have a materially adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole;

                         (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold are duly approved for quotation through the National Market System of the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") and are duly approved for trading through NASDAQ-NMS, and the Company has notified the NASDAQ-NMS of the issuance of such Securities; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

                            (iv) this Agreement and the Registration Agreement
                      constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as (a) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or similar laws affecting the enforcement of creditors' rights and remedies generally, (b) the remedy of specific performance and other remedies or forms of relief may be limited by equitable defenses and the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), and (c) rights to indemnification may be limited by the laws of any governmental authority or agency thereof or by public policy;

                           (v) the execution, delivery and performance of this Agreement and the Registration Agreement and the consummation of the transactions contemplated hereby and thereby and the consummation of the transactions described in the Prospectus under "Use of Proceeds" will not (A) contravene the certificate or articles of incorporation or by-laws of the Company or any of its Subsidiaries or the certificates or agreements of partnership of the Partnerships or, except as to the following clauses (B), (C) or (D) in cases in which such contravention would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, (B) contravene any provision of law applicable to the Company or any of its Subsidiaries or any of the Partnerships or (C) contravene to the best knowledge of such counsel after due inquiry any agreement or other instrument (including any franchise agreement, license, permit or other governmental authorization granted by the State of New York Commission on Cable Television, the Massachusetts Community Cablevision Commission, the New Jersey Office of Cable Television and Board of Public Utilities, the Vermont Public Service Board, or any other governing body having jurisdiction over cable television operations) binding upon the Company, any Subsidiary or any Partnership or (D) contravene any order, judgment or decree of any court or governmental agency or authority; and will not conflict with or result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company, any of its Subsidiaries or any of the Partnerships pursuant to the terms of, or constitute a default under, any franchise agreement, contract, ordinance, easement, license, permit, right of way, resolution or other form of operating authorization granted by governmental authorities, except in cases in which such conflict, creation, imposition or default would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole; no license, permit, consent, approval, authorization or declaration of any governmental body or agency is required, except in cases in which the failure to have obtained such license, permit, consent, approval, authorization or declaration would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, for the performance by the Company of this Agreement and the Registration Agreement and the consummation of the transactions contemplated hereby and thereby and the consummation of the transactions described in the Prospectus under "Use of Proceeds", except such as are described in the Registration Statement or Prospectus or have been obtained and except such as may be required under state securities and Blue Sky laws;

                           (vii) the Registration Statement has become effective
                      under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated under the Act;

                           (viii) except as described in the Prospectus, to the
                      best knowledge of such counsel after due inquiry, each of the Company, the Subsidiaries and the Partnerships has all licenses, consents, approvals, authorizations, permits, franchises and other agreements (including, without limitation, all governmental authorizations and agreements with public utilities and microwave transmission companies and pole access and rental agreements) as are necessary, except in cases in which the failure to have obtained such licenses, consents, approvals, authorizations, permits, franchises and other agreements would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, to own and maintain their respective cable communications properties and to conduct their respective cable communications businesses in the manner described in the Prospectus, and all such licenses, consents, approvals, authorizations, permits, franchises and other agreements are in full force and effect; the Company, the Subsidiaries and the Partnerships are in compliance with such licenses, consents, approvals, authorizations, permits, franchises and other agreements, except in cases in which the failure to so comply would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole;

                            (ix) to the best knowledge of such counsel after due
                      inquiry, neither the Company, any of its Subsidiaries, or any Partnership is (1) in the case of the Company or any of its Subsidiaries, in violation of its articles or certificate of incorporation or by-laws or, in the case of a Partnership, in violation of its certificate or agreement of partnership, or, except as to the following clauses (2) and (3) in cases in which such violation would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole, (2) in violation of any law, administrative regulation, ordinance, order, judgment or decree of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or any Partnership, or any of their respective properties or assets, or (3) to the best knowledge of such counsel after due inquiry, in violation of or default under any obligation, agreement, covenant or condition contained in any loan agreement, bond, debenture, mortgage, deed of trust, note or any other evidence of indebtedness or in any indenture or any other agreement, contract or instrument to which the Company or any of its Subsidiaries or any Partnership is a party for which waivers have not been obtained; to the best knowledge of such counsel after due inquiry, there exists no condition or event which, with notice or lapse of time or both, would constitute a default under any such document or instrument or result in the imposition of any penalty or acceleration of any indebtedness, except in cases in which such default, imposition or acceleration would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole;

                           (x)  except as set forth in the Registration
                      Statement, the Company owns, directly or through a Subsidiary or Partnership, (i) all of the outstanding shares of capital stock of each of its Subsidiaries, all of which shares have been duly authorized and validly issued and are fully paid and nonassessable, are, to the best knowledge of such counsel after due inquiry, owned free and clear of any security interest (whether perfected or not), claim, lien or other encumbrance; and
                      (ii) all of the outstanding general partnership interests in the Partnerships, all of which interests have been validly issued and fully paid, are, to the best knowledge of such counsel after due inquiry, owned by the Company or a Subsidiary or Partnership free and clear of any security interest (whether perfected or not), claim, lien or other encumbrance and constitute the sole general partnership interest in the Partnerships; to the best knowledge of such counsel after due inquiry, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, except as set forth in the Registration Statement;

                         (xi) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

                        (xii) such counsel (1) is of the opinion that at the time the Registration Statement became effective the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements, schedules and other financial and statistical data, as to which such counsel need not express any opinion) complied as to form in all material respects with the Act, and the rules and regulations of the Commission promulgated thereunder, and (2) shall state that during the course of preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with officers and other representatives of the Company, its Subsidiaries and Partnerships, representatives of the independent certified public accountants of the Company and its Subsidiaries and Partnerships, the representatives and counsel of the Underwriter, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has not made an independent investigation of facts for the purpose of rendering this opinion, such counsel advises the Underwriter that, on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel by the Company) no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or the Prospectus, when such Prospectus was first filed with the commission pursuant to Rule 424(b) or (together with any supplements or amendments thereto) as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      In rendering the foregoing opinion, Buchanan Ingersoll
                 and/or Colin Higgin may rely (a) as to matters involving the laws of any jurisdiction other than Pennsylvania, the United States, and Delaware general corporate law, upon the opinion of local counsel satisfactory to the Underwriter, and (b) as to all matters of fact, on certificates and written statements of officers and employees of, and accountants for, the Company; provided, however, that all such opinions, certificates and statements shall be satisfactory to the Underwriter in all material respects, with originally executed copies attached to such counsel's opinion, said satisfaction being within the sole discretion of the Underwriter.

                      (d) The Underwriter shall have received on the Closing Date an opinion, satisfactory to the Underwriter in all respects in the sole discretion of the Underwriter, of Fleischman and Walsh of Washington, D.C., special communications counsel for the Company, who shall base such opinion in part on its inspection of the public records of the FCC and the U.S. Copyright Office, to the effect that:

                           (i) To the best knowledge of such counsel after due inquiry, all of the FCC licenses, as that term is defined below (the "FCC Licenses"), held by International Cablevision, Inc., Clear Cablevision, Inc., Southeast Florida Cable, Inc., Key Biscayne Cablevision, Bethel Park TV Cable Co., Inc., Mt. Lebanon Cablevision, Inc., South Hills TV Cable Company, Upper St. Clair Cablevision, Inc., Lorain Cable Television Inc., Multi-Channel T.V. Cable Company, Adelphia Cable T.V., Inc., UltraCom of Montgomery County, Inc., UltraCom of Marple, Inc., UltraCom of Lansdale, Inc., Mt. Oliver TV Cable Co., Inc. and Adelphia Cable Partners, L.P. (collectively, the "Selected Subsidiaries") have been validly issued or assigned to the present licensee and are currently in full force and effect. To the best knowledge of such counsel after due inquiry, there is no event which would allow, or after notice or lapse of time which would allow, revocation or termination of any FCC License held by the Selected Subsidiaries or would result in any other material impairment of the rights of the holder of such license. To the best knowledge of such counsel after due inquiry, no other FCC Licenses are required in connection with the operation of the cable systems operated by the Selected Subsidiaries (the "Cable Systems") in the manner such counsel has been advised they are presently being operated. For the purposes of this opinion, an "FCC license" is defined as an authorization or renewal thereof, issued by the FCC pursuant to Parts 78, 25 or 90 of its rules, authorizing the operation of a facility in the Cable Television Relay Service, Satellite Radio Service or Business Radio Service.

                            (ii) Other than proceedings affecting the cable television industry generally and other than rate proceedings described in such opinion and in the Prospectus, there is no action, suit or proceeding pending before or, to the best knowledge of such counsel after due inquiry, threatened by the FCC which is reasonably likely to have a materially adverse impact upon the cable television operations of the Company, the Selected Subsidiaries and the Partnerships taken as a whole.

                           (iii) Based solely on the information provided by representatives of the Company and/or Selected Subsidiaries as to antenna structure height, location and proximity to any aircraft landing areas, all antenna structures which such counsel has been advised are being utilized by the Selected Subsidiaries in connection with their operation of the Cable Systems are in compliance with the notification requirements contained in Part 17 of the FCC's rules. Such counsel need express no opinion as to compliance with any requirements of Part 17 of the FCC's rules (such as antenna structure marking and lighting requirements) other than those delineating the circumstances under which notification to the Federal Aviation Administration is required prior to the construction or alteration of certain antenna structures.

                            (iv)     The Selected Subsidiaries hold all
                      authorizations and/or have filed all notifications required by the FCC in connection with their operation on all frequencies in the 108-136 MHz and 225-400 MHz bands which such counsel has been advised are currently being utilized on the Cable Systems.

                           (v) The employment units covered by the Cable Systems operated by the Selected Subsidiaries have been certified, where required, by the FCC for compliance with equal employment opportunity requirements in each of calendar years 1987 through 1992. Based solely upon representations of authorized representatives of the Company and/or Selected Subsidiaries which such counsel may state it has not independently verified, all 1993 Annual Employment Reports (From FCC Form 395-A) have been filed for the employment units covered by the Cable Systems.

                            (vi) All Statements of Account, Declarations of Gross Receipts, and Gross Receipts Adjustment Schedules required by Section 111, as limited by Section 507, of the Copyright Act of 1976, as amended, have been filed with, and accompanying royalty fee payments have been tendered to, the U.S. Copyright Office for the Cable Systems operated by the Selected Subsidiaries covering the accounting periods beginning with the July 1 through December 31, 1990 accounting period and ending with the January 1 through June 30, 1993 accounting period. Such counsel may state that it has not reviewed the information or calculations contained in these Statements, Declarations or Adjustment Schedules and express no opinion with respect to the accuracy thereof. To the best of such counsel's knowledge after due inquiry, there are no currently outstanding inquiries received from the U.S. Copyright Office or any other party which question the copyright filings or payments made by the Selected Subsidiaries with respect to the Cable Systems.

                           (vii) Such counsel shall state that in the course of
                      its representation of the Company, its Subsidiaries and the Partnerships, no matters have come to its attention, other than matters affecting the cable television industry generally and other than rate proceedings described in such opinion and in the Prospectus, which would reasonably be expected to have a materially adverse impact upon the cable television operations of the Company, its Subsidiaries and the Partnerships taken as a whole, except as otherwise disclosed in such opinion.

                           (viii) Except as otherwise noted pursuant to subparagraph (ix) below, neither the execution and delivery of this Agreement or the Registration Agreement, nor compliance with the terms, conditions and provisions hereof or thereof by the Company, its Subsidiaries or the Partnerships, nor the consummation of the transactions contemplated hereby or thereby will conflict with the Communications Act of 1934, as amended (the "Communications Act") or the rules, regulations or policies of the FCC thereunder, or will cause any suspension, revocation, impairment, forfeiture, nonrenewal or termination of any FCC Licenses.

                            (ix) Neither the execution and delivery of this Agreement or the Registration Agreement, nor compliance with the terms, conditions and provisions hereof or thereof by the Company, its Subsidiaries or the Partnerships, nor the delivery, offer, issuance and sale of the Securities presently require any consent, filing, registration or qualification by or with the FCC. Such counsel may state that under the Communications Act as now in effect, and as interpreted by the FCC, no security interest may be granted in an FCC License.

                           (x) On the basis of and subject to the foregoing, such counsel shall state that the statements contained in the Registration Statement and Prospectus in all material respects, as to legal matters, are fair and accurate summaries in non-technical terms of the information purported to be shown therein. Such counsel may state that it expresses no opinion, however, as to the accuracy or adequacy of the statements of fact or predictions specific to the Company contained in the Registration Statement and Prospectus.

                            (xi) Such counsel shall also state that although it
                      did not prepare, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as otherwise expressly set forth in its opinion) and has not made an independent investigation of facts for the purpose of rendering its opinion, during the course of its review of the "Legislation and Regulation" section of the Registration Statement and Prospectus, no facts have come to such counsel's attention that would cause it to believe that the "Legislation and Regulation" section of the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated in it or necessary in order to make the statements in it not misleading, or that the "Legislation and Regulation" section of the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements in it, in light of the circumstances under which they were made, not misleading.

                      (e) The Underwriter shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any amendments or supplements thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                      (f) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement are complete, true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                            (ii) no stop order suspending the effectiveness of
                      the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, its Subsidiaries and the Partnerships taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                      (g) At the Execution Time and at the Closing Date, Deloitte & Touche shall have furnished to the Underwriter a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriter, containing the statements set forth in Exhibit A hereto.

                      (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, its Subsidiaries and the Partnerships taken as a whole, the effect of which is, in the judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                      (i) The Company shall have authorized and executed the Registration Agreement, such Agreement shall be in full force and effect and the Company shall have performed all agreements contained therein that are to be performed by it on or prior to the Closing Date;

                      (j) At the Closing Date, the closings of the sales of shares of Common Stock by the Company to certain members of the Rigas family (and related persons) as contemplated by the Prospectus and the closing of the transactions contemplated hereby shall occur simultaneously; and

                      (k) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement and all obligations of the Underwriter hereunder may be cancelled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing or by telephonic facsimile, or by telephone or telegraph confirmed in writing.

                 7. Reimbursement of Underwriter's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied in all material respects, because of any termination pursuant to
Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

                 8. Indemnification. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, from and against any and all losses, claims, damages and liabilities caused by (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, as amended, from and against any and all losses, claims, damages and liabilities caused by (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any Preliminary Prospectus. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Preliminary Prospectus, the Prospectus or the Registration Statement.

                 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel, as incurred, related to such proceedings. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses, as incurred, of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties. Such firm shall be designated in writing by the Underwriter in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the first preceding paragraph. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

                 If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party under the first or second paragraphs hereof in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under either such paragraph, in lieu of indemnifying such indemnifying Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, clams, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities or
(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the alleged untrue statement or omission relates to information supplied by the Company or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, or any person controlling the Underwriter, or by or on behalf of the Company, its officers and directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

                 9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company if, prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities.

                 10.  Miscellaneous.

                 (a) This Agreement may be signed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 (b) This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.

                 (c)  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF
LAWS THEREOF.
                 Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                Very truly yours,

                                ADELPHIA COMMUNICATIONS CORPORATION


                                By: /s/ Michael J. Rigas
                                    Michael J. Rigas
                                    Vice President



Accepted, January 7, 1994

SALOMON BROTHERS INC

By: /s/ Nancy B. Peretsman
    Nancy B. Peretsman
    Managing Director

                                Exhibit A

The letter or letters supplied by Deloitte & Touche shall state that:

        1. They are independent certified public accountants with respect to the Company and Olympus within the meaning of the Act and the applicable published rules and regulations thereunder.

        2. In their opinion, the consolidated financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related published rules and regulations.

        3. They have not audited any financial statements of the Company as of any date or for any period subsequent to March 31, 1993; although they have conducted an audit for the year ended March 31, 1993, the purpose (and therefore the scope) of the audit was to enable them to express their opinion on the consolidated financial statements as of March 31, 1993 and for the year then ended, but not on the consolidated financial statements for any interim period within that year. Therefore, they are unable to and do not express any opinion on the unaudited consolidated balance sheet of the Company as of September 30, 1993 and the unaudited consolidated statements of operations for the three-month and six-month periods ended September 30, 1993 and 1992, and cash flow for the six-month periods ended September 30, 1993 and 1992 included in the Registration Statement and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (the September 30, 1993 Form 10-Q) incorporated by reference in the Registration Statement, or on the financial position, results of operations, or cash flows of the Company as of any date or for any period subsequent to March 31, 1993.

             They have not audited any consolidated financial statements of Olympus and its subsidiaries as of any date or for any period subsequent to December 31, 1992; although they have conducted an audit for the year ended December 31, 1992, the purpose (and therefore the scope) of such audit was to enable them to express their opinion on the consolidated financial statements as of December 31, 1992 and for the year then ended, but not on consolidated financial statements for any interim period within such year. Therefore, they are unable to, and do not, express any opinion on the financial position, results of operations or cash flows of Olympus as of any other date or for any other period subsequent to December 31, 1992.

        4. For purposes of this letter, they have read the 1993 minutes of the meetings of the stockholders and the board of directors of the Company and its subsidiaries as set forth in the minute books at _________, 1993, and officials of the Company have advised them that the minutes of all such meetings through that date were set forth therein. They have carried out other procedures to _________, 1993 as follows:

             a. With respect to the three-month and six-month periods ended September 30, 1992 and 1993, they have:

                  (i) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on the unaudited consolidated financial statements of the Company for these periods, described in 3, included in the Registration Statement and the September 30, 1993 Form 10-Q incorporated by reference in the registration statement.

                 (ii)  Inquired of certain officials of the
                       Company who have responsibility for
                       financial and accounting matters whether the unaudited consolidated financial statements referred to in a(i) comply as to form in all material respects with the applicable accounting requirements of the Act, and of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related published rules and regulations.

             b. With respect to the period subsequent to September 30, 1993, they have inquired of, and received assurance from, officials of the Company who have responsibility for financial and accounting matters that no financial statements as of any date or for any period subsequent to September 30, 1993 were available.

                  The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, they make no representations about the sufficiency of the foregoing procedures for your purposes.

        5. Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that:

             a. Any material modifications should be made to the unaudited consolidated financial statements of the Company included or incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles.

             b. Any unaudited consolidated financial statements of the Company described in 3 do not comply as to form in all material respects with the applicable accounting requirements of the Act, or of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related published rules and regulations.

        6. As mentioned in 4b, Company officials have advised them that no consolidated financial statements of the Company as of any date or for any period subsequent to September 30, 1993 are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after September 30, 1993 have, of necessity, been even more limited than those with respect to the periods referred to in
             4. They have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (a) at ____________, 1993, there was any change in the capital stock, any increase in debt or any decrease in consolidated stockholders' equity (deficiency) as compared with amounts shown on the September 30, 1993 unaudited consolidated balance sheet incorporated by reference in the registration statement or (b) for the period from October 1, 1993 to ___________, 1993, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenue or in the total of net income (loss). On the basis of these inquiries and their reading of the minutes as described in 4, nothing has come to their attention that has caused them to believe that there has been any such change, increase, or decrease, except in all instances for changes, increases or decreases that the Registration Statement discloses have occurred or may occur and except as described in the following sentence. They have been informed by officials of the Company that debt increased by
             approximately [        ] from September 30, 1993 to
             ___________, 1993 and that the Company has incurred a
             net loss of [             ] for the period October 1,
             1993 to ___________, 1993.

        7. For purposes of this letter, they have read the 1993 minutes of meetings of the Operating Committee of Olympus as set forth in the minute book at ______________, 1993, officials of Olympus having advised them that minutes for all such meetings through that date were set forth therein.

             a. With respect to the period from January 1, 1993 to September 30, 1993, they have:

                  (i)  Read the unaudited consolidated balance
                       sheet as of September 30, 1993 and the
                       unaudited consolidated statements of
                       operations for the nine-month periods ended
                       September 30, 1993 and 1992 of Olympus and its subsidiaries included in the Registration Statement. Officials of the Company have advised them that no such financial statements are available as of any date or for any period subsequent to September 30, 1993.

                 (ii)  Inquired of certain officials of the
                       Company who have responsibility for
                       financial and accounting matters whether the unaudited consolidated financial statements referred to in a(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

             The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards, and they would not necessarily reveal matters of significance with respect to the comments in the following paragraph; accordingly, they make no representation as to the sufficiency of such procedures for your purposes.

        8. Nothing has come to their attention as a result of the foregoing procedures, however, that caused them to believe that at September 30, 1993, there was any decrease in partners' equity (deficiency) of Olympus and its subsidiaries as compared with amounts shown in the December 31, 1992 audited consolidated balance sheet incorporated by reference, or (ii) for the period from January 1, 1993 to September 30, 1993, there were any decreases, as compared to the corresponding period in the preceding year, in consolidated revenues or in the total amounts of net loss, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

        9. As mentioned in 7a, officials of Olympus have advised them that no consolidated financial statements as of any date or for any period subsequent to September 30, 1993 are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after September 30, 1993 have, of necessity, been even more limited than those with respect to the periods referred to in 7. They have inquired of certain officials of Olympus who have responsibility for financial and accounting matters as to whether there was any change at ________, 1993 in the partners' equity (deficiency) of Olympus and its subsidiaries on a consolidated basis, as compared with amounts shown in the September 30, 1993 unaudited consolidated balance sheet. On the basis of these inquiries and their reading of the minutes as described in 7, nothing came to their attention that caused them to believe that there was any such change, except in all instances for changes that the Registration Statement discloses have occurred or may occur and except as described in the following sentence. They have been informed by officials of Olympus that Olympus has
             incurred a net loss of [                 ] for the
             period October 1, 1993 to ____________, 1993.

        10. For purposes of this letter, they have read certain information included or incorporated in the Registration Statement.

        11. Their audits of the consolidated financial statements of the Company and Olympus for the periods referred to in the first paragraph comprise audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did they perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated below and, accordingly, they express no opinion thereon.

        12. However, for purposes of this letter, they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Prospectus Summary", "The Company", "Risk Factors", "Use of Proceeds", "Capitalization", "Selected Consolidated Financial Data", "Managements Discussion and Analysis", "Business", "Executive Compensation" and "Certain Transactions" in the Registration Statement and Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

             References to the Prospectus in this paragraph (g) of the Underwriting Agreement include any supplement thereto at the date of the letter.
                               Schedule I